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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Entrust, Inc. on Form S-8 of our report dated February 15, 2002, appearing in the Annual Report on Form 10-K of Entrust, Inc. for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Dallas, Texas
April 23, 2002